Exhibit 10.13

Dated 15 January 2015

PLATON MARINE LLC

REA MARINE LLC

KRONOS MARINE LLC

SOCRATES MARINE LLC

as Borrowers

and

ABN AMRO BANK N.V.

and others

as Lenders

and

ABN AMRO BANK N.V.

as Agent

and

ABN AMRO BANK N.V.

as Security Agent

SUPPLEMENTAL & RELEASE AGREEMENT

relating to

a Loan Agreement dated 29 November 2011

as amended and supplemented pursuant to a first supplemental letter dated 30 July 2014

Index

Clause		Page
1	Interpretation	2
2	Agreement of the Lenders	4
3	Conditions Precedent	4
4	Representations and Warranties	6
5	Amendments to Loan Agreement	7
6	Further Assurances	9
7	Expenses	10
8	Notices	10
9	Miscellaneous	10
10	Law and Jurisdiction	10
Execution Page		11
Appendix A Released Finance Documents		13
Schedule 1 Lenders		14

THIS SUPPLEMENTAL & RELEASE AGREEMENT is made on 15 January 2015

PARTIES

(1)	PLATON MARINE LLC, REA MARINE LLC, KRONOS MARINE LLC and SOCRATES MARINE LLC, each a limited liability company formed and existing under the laws of the Republic of the Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH96960 as borrowers (the “Borrowers”);

(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, each acting through its office at the address indicated against its name in Schedule 1 (together, the “Lenders” and each a “Lender”);

(3)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, acting as agent, arranger and underwriter through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Agent”); and

(4)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands, acting as security agent through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Security Agent”).

BACKGROUND

(A)	By a loan agreement dated 29 November 2011, as amended and supplemented by a first supplemental letter dated 30 July 2014 (the “First Supplemental Letter”) made between (i) the Borrowers, (ii) the Lenders, (iii) the Agent and (ii) the Security Agent (together, the “Loan Agreement”), the Lenders agreed to advance to the Borrowers an aggregate amount of (originally) up to US$91,371,000 upon the terms and conditions therein contained of which US$32,500,488 is outstanding as at the date hereof.

(B)	The Borrowers wish to delete their respective Vessels from the flag of Hong Kong and register such Vessels under the laws and flag of an Approved Flag State.

(C)	The Borrowers have requested that the Finance Parties agree to:

(i)	The discharge of the Original Mortgage and the release of the Original Deed of Covenants and Original Assignment and the reassignment of all rights and interests in respect of all property assigned thereunder in respect of each Vessel on the relevant Reflagging Date;

(ii)	the deletion of the Vessels from the flag of Hong Kong and the registration of the Vessels under the laws and flag of an Approved Flag State on the relevant Reflagging Date; and

(iii)	the execution and (where relevant) registration of the New Mortgage and the New Assignment in respect of each Vessel on the relevant Reflagging Date.

(D)	This Agreement sets out the terms and conditions upon which the Lenders shall give their consent to the Borrowers’ request and shall continue to make the Loan available under the Loan Agreement.

OPERATIVE PROVISIONS

1	INTERPRETATION

1.1	Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement (including the recitals) unless the context otherwise requires.

1.2	Definitions

In this Agreement, unless the contrary intention appears:

“Approved Flag State” means, in relation to each Vessel, the Republic of Liberia or the Republic of the Marshall Islands or any other jurisdiction acceptable to the Agent in its discretion.

“Effective Dates” means the Kronos Effective Date, the Platon Effective Date, the Rea Effective Date and the Socrates Effective Date and “Effective Date” means any one of them.

“Kronos” means Kronos Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Kronos Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 2 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Kronos Vessel) have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Kronos Vessel” means the 1997-built 5,500 TEU Panamax container carrier vessel having the name “OOCL NETHERLANDS” with IMO number 9143075 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Kronos.

“New Assignments” means the first priority general assignment over, amongst other things, the earnings, insurances and requisition compensation over each of the Vessels, each in favour of the Security Agent, in a form approved in writing by the Agent, and “New Assignment” means any one of them.

“New Mortgages” means the first preferred mortgage over each of the Vessels, each to be registered in accordance with the laws of an Approved Flag State in favour of the Security Agent, in a form approved in writing by the Agent, and “New Mortgage” means any one of them.

“Original Assignments” means the first priority general assignment over, amongst other things, the earnings, insurances and requisition compensation over each of the Vessels, each in favour of the Security Agent, in the form approved in writing by the Agent, and “Original Assignment” means any one of them.

“Original Deeds of Covenants” means the first priority deeds of covenant collateral respectively to the Original Mortgages over each of the Vessels, each in favour of the Security Agent, in the form approved in writing by the Agent, and “Original Deed of Covenants” means any one of them.

“Original Mortgages” means the first priority Hong Kong mortgage over each of the Vessels, each in favour of the Security Agent, in the form approved in writing by the Agent, and “Original Mortgage” means any one of them.

“Platon” means Platon Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Platon Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 2 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Platon Vessel) have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Platon Vessel” means the 1996-built 5,500 TEU Panamax container carrier vessel having the name “JAPAN” with IMO number 9102306 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Platon.

“Rea” means Rea Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Rea Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 2 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Rea Vessel) have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Rea Vessel” means the 1997-built 5,500 TEU Panamax container carrier vessel having the name “SINGAPORE” with IMO number 9143063 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Rea.

“Reflagging Date” means, in respect of each Vessel, the date on which that Vessel is deleted from the flag of Hong Kong and is registered under the laws and flag of an Approved Flag State subject to the terms and conditions in this Agreement.

“Released Finance Documents” means the Original Mortgages, the Original Deeds of Covenants and the Original Assignments.

“Security Parties” means the Borrowers, the Guarantor, the Pledgor, the Managers, the Collateral Owner and any other person who may at any time during the Facility Period be liable for, or provide security for, all or part of the Indebtedness, and “Security Party” means any one of them.

“Socrates” means Socrates Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Socrates Effective Date” means the date on which the Agent confirms to the Borrowers in writing substantially in the form set out in Schedule 2 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Socrates Vessel) have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Socrates Vessel” means the 1996-built 5,500 TEU Panamax container carrier vessel having the name “OOCL BRITAIN” with IMO number 9102318 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Socrates.

“Vessels” means the Platon Vessel, the Rea Vessel, the Kronos Vessel and the Socrates Vessel and “Vessel” means any one of them.

“Zeus” means Zeus One Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Zeus Loan Agreement” means the loan agreement dated 10 February 2011 (as amended and supplemented, from time to time) and made between (i) Zeus (as borrower) and (ii) ABN Amro Bank N.V. (as lender) in respect of a loan facility of (originally) up to US$31,500,000.

1.3	Application of construction and interpretation provisions of Loan Agreement

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Agreement as if it were set out in full.

2	AGREEMENT OF THE LENDERS

2.1	Agreement of the Finance Parties

The Finance Parties agree, subject to and upon the terms and conditions of this Agreement, to the Borrowers’ request as set out in Recital (C) in respect of each Vessel on its relevant Reflagging Date, including, without limitation, the release of each of the Released Finance Documents listed in Appendix A herein (including but not limited to, the Original Mortgage, the Original Deed of Covenants and the Original Assignment) and the reassignment of all rights and interests in respect of all property assigned thereunder in respect of that Vessel, and to the other amendments of the Loan Agreement and the Finance Documents as set out in Clause 5.

2.2	Borrowers’ agreement and confirmation

The Borrowers agree and confirm that the Loan Agreement and the Finance Documents to which they are a party shall remain in full force and effect and the Borrowers shall remain liable under the Loan Agreement and the Finance Documents to which they are a party for all obligations and liabilities assumed by it thereunder despite the amendments to the Loan Agreement in this Agreement, as if all references in any of the Finance Documents to the Loan Agreement (howsoever described) were references to the Loan Agreement as amended and supplemented by this Agreement.

2.3	Agreement of Finance Parties

The agreement of the Finance Parties contained in Clause 2.1 in respect of the specific Vessel on its relevant Reflagging Date (including, without limitation, the release of the Original Mortgage, the Original Deed of Covenants and the Original Assignment and the reassignment of all rights and interests in respect of all property assigned thereunder in respect of that Vessel) shall have effect on and from the relevant Effective Date in respect of that Vessel.

3	CONDITIONS PRECEDENT

3.1	General conditions precedent

As a condition for the agreement of the Finance Parties contained in Clause 2.1 of this Agreement (in respect of the relevant Vessel) and as a condition to any Effective Date, the

Agent shall have received in form and substance satisfactory to it and its legal advisers, the following documents and evidence on or before any Effective Date:

(a)	Officer’s certificate A certificate of a duly authorised officer of each Borrower, the Collateral Owner and the Guarantor certifying that each copy document relating to it specified in sub-Clauses (b) and (c) of this Clause 3 is correct, complete and in full force and effect as at a date not later than the date of this Agreement and setting out the names of the directors, officers and shareholders/members of such Borrower and the proportion of shares held by each shareholder/member;

(b)	Resolutions Copies of resolutions of the sole member and directors of each Borrower, the Collateral Owner and the Guarantor authorising the execution of this Agreement and the respective New Mortgage to which it is a party;

(c)	Power of Attorney A notarised and legalised power of attorney of each Borrower, the Collateral Owner and the Guarantor under which this Agreement and the respective New Mortgage to which it is a party and any documents required pursuant to such Agreement and New Mortgage are to be executed by that Borrower or the Collateral Owner;

(d)	Certificates of good standing A certificate of good standing in respect of each Security Party;

(e)	Supplemental & Release Agreement A duly executed original of this Agreement duly executed by the parties to it together with all other documents required by it; and

(f)	Process agent Evidence that the process agent referred to in clause 23.5 of the Loan Agreement has accepted its appointment as agent for service of process in relation to any proceedings before the English courts in connection with this Agreement.

3.2	Effective Date conditions precedent

As a condition for the agreement of the Finance Parties contained in Clause 2.1 of this Agreement (in respect of the relevant Vessel to be reflagged) and as a condition to the relevant Effective Date, the Agent shall have received in form and substance satisfactory to it and its legal advisers, the following documents and evidence in respect of the relevant Vessel on or before the relevant Effective Date in respect of that Vessel:

(a)	Evidence of each Vessel’s title Evidence that on the relevant Effective Date in respect of that Vessel (i) that such Vessel will be at least provisionally registered under the flag of an Approved Flag State in the ownership of the relevant Borrower and (ii) the New Mortgage will be registered against that Vessel with first priority and no other Encumbrance (other than a second preferred mortgage granted in favour of ABN Amro Bank N.V. (as lender) pursuant to the terms and conditions of the Zeus Loan Agreement);

(b)	Confirmation of class A Certificate of Confirmation of Class for hull and machinery confirming that that Vessel is classed with the highest class applicable to the vessels of her type with Lloyd’s Register or such other classification society as may be acceptable to the Agent free of overdue recommendations and affecting class;

(c)	New Mortgage The New Mortgage in respect of that Vessel together with all other documents required by it;

(d)	Legal opinions A legal opinion of the legal advisers to the Agent in each relevant jurisdiction, substantially in the form or forms provided to the Agent prior to signing this Agreement or confirmation satisfactory that such opinion will be given; and

(e)	Process agent Evidence that the process agent referred to in clause 23.5 of the Loan Agreement has accepted its appointment as agent for service of process in relation to any proceedings before the English courts in connection with the relevant New Mortgage in respect of that Vessel.

3.3	Conditions subsequent

The Borrowers undertake to deliver or to cause to be delivered to the Agent on, or as soon as practicable after (and, in respect of sub-clause (f) within 5 Business Days of), the relevant Effective Date, the following additional documents and evidence:

(a)	Legal opinions Such of the legal opinions specified in Clause 3.1 and 3.2 above as have not already been provided to the Agent;

(b)	Evidence of ownership Certificates of ownership and encumbrance (or equivalent) issued by the Registrar of Ships (or equivalent official) of the flag of the relevant Approved Flag State of that Vessel confirming that (i) that Vessel is permanently registered under that flag in the ownership of the relevant Borrower, (ii) that the relevant New Mortgage has been registered with first priority against that Vessel and (iii) that there are no further Encumbrances registered against that Vessel (other than a second preferred mortgage granted in favour of ABN Amro Bank N.V. (as lender) pursuant to the terms and conditions of the Zeus Loan Agreement); and

(c)	Deletion from Hong Kong registry Evidence that the relevant Vessel has been deleted from the flag of Hong Kong;

(d)	Second priority mortgage Evidence satisfactory to the Agent that the relevant conditions for the reflagging and registration of a second priority mortgage in respect of that Vessel in favour of ABN Amro Bank N.V. (as lender) under the relevant supplemental & release agreement of the Zeus Loan Agreement have been satisfied immediately following the reflagging and registration under Clause 3.2(a);

(e)	Notices Notices to the insurers and any Charterer notifying them of the change of flag and registration of the New Mortgage and the New Assignment in respect of the relevant Vessel; and

(f)	Vessel documents Photocopies, certified as true, accurate and complete by a director or member or the secretary or the legal advisers of each Borrower, of:

(i)	that Vessel’s Safety Construction, Safety Equipment, Safety Radio, Oil Pollution Prevention and Load Line Certificates;

(ii)	evidence of that Vessel’s current Certificate of Financial Responsibility issued pursuant to the United States Oil Pollution Act 1990;

(iii)	that Vessel’s current SMC;

(iv)	the ISM Company’s current DOC;

(v)	that Vessel’s current ISSC;

(vi)	that Vessel’s current IAPPC;

(vii)	that Vessel’s current Tonnage Certificate,

in each case together with all addenda, amendments or supplements.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Loan Agreement representations and warranties

The Borrowers represent and warrant to the Agent that the representations and warranties in clause 11 of the Loan Agreement, as further amended and supplemented by this

Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENTS TO LOAN AGREEMENT

5.1	Specific amendments to Loan Agreement

(a)	With effect from any Effective Date, the Loan Agreement shall be, and shall be deemed by this Agreement to be amended as follows:

(i)	by adding the definition of “Approved Flag State” contained in Clause 1.2 of this Agreement to Clause 1.1 of the Loan Agreement;

(ii)	by amending all references to the “flag of Hong Kong” (howsoever described) to the flag of an Approved Flag State;

(iii)	by adding the following definition of “Collateral Loan Agreement” to clause 1.1 of the Loan Agreement:

“‘Collateral Loan Agreement’ means the loan agreement dated 17 December 2014 and made between (i) Tasman Marine LLC, Hudson Marine LLC, Drake Marine LLC, Mercator Marine LLC and Barentsz Marine LLC, as joint and several borrowers, (ii) the banks and financial institutions listed therein as lenders and (iii) ABN Amro Bank N.V. as agent, arranger, swap bank and security trustee, in respect of a loan facility of up to $62,500,000 secured on (inter alia) m.vs. “NEDLLOYD TASMAN” (tbr “TASMAN”), “NEDLLOYD HUDSON” (tbr “HUDSON”), “NEDLLOYD MERCATOR” (tbr “MERCATOR I”), “NEDLLOYD BARENTSZ” (tbr “BARENTSZ”) and “NEDLLOYD DRAKE” (tbr “DRAKE”) (as amended, supplemented and/or novated from time to time);”;

(iv)	by deleting the definition of “Deed of Covenants” in clause 1.1 thereof and all references thereto;

(v)	by deleting the current definition of “Mortgages” in Clause 1.1 thereof and including the definition as follows:

“‘Mortgages’ means the first preferred mortgages referred to in Clause 10.1.1 (Security Documents) and ‘Mortgage’ means each one of them.”;

(vi)	by deleting the words “first priority statutory mortgages over the Borrowers’ Vessels together with collateral deeds of covenants” in clause 10.1.1 and replacing the same with “first preferred mortgages over the Borrowers’ Vessels”; and

(vii)	by adding an additional sub-clause in Clause 12.3 which shall be read and construed as follows:

(viii)	by adding an additional sub-clause in Clause 12.3 which shall be read and construed as follows:

“12.3.20

The Borrowers undertake, promptly following the written request of the Agent, to execute and deliver to the Security Agent a third priority or, as the case may be, preferred, mortgage (and if required by the relevant Approved Flag State, a deed of covenant collateral thereto), a collateral third priority general assignment over and in respect of their respective Borrower’s Vessel and any other security documents required by the Agent in respect of the Borrowers’ Vessels, each in form and substance acceptable to the Agent, and to cause such mortgage to be permanently registered in accordance with the laws of the relevant Approved Flag

State as security for the obligations of the borrowers under the Collateral Loan Agreement, or, if required by the Agent, to secure a guarantee given or to be given by the Borrowers of the obligations of the borrowers of the Collateral Loan Agreement, together with such other documents equivalent to those referred to at paragraphs (a), (b), (c), (e) and (h) of Schedule 2, Part I as the Agent may require.”; and

(ix)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

(b)	With effect from the relevant Effective Date in respect of a Vessel, the Loan Agreement shall be, and shall be deemed by this Agreement to be further amended as follows:

(i)	where applicable to that Vessel, all references to “Mortgage” in the Loan Agreement shall be read and construed as the “New Mortgage” in respect of that Vessel;

(ii)	where applicable to that Vessel, all references to “Assignment” in the Loan Agreement shall be read and construed as the “New Assignment” in respect of that Vessel;

(iii)	in respect of the Socrates Effective Date only, the name “OOCL BRITAIN” of the Socrates Vessel and all references thereto shall be amended to “BRITAIN”; and

(iv)	in respect of the Kronos Effective Date only, the name “OOCL NETHERLANDS” of the Kronos Vessel and all references thereto shall be amended to “NETHERLANDS”.

5.2	Amendments to the Finance Documents

(a)	With effect on and from any Effective Date, the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Agreement to be amended as follows:

(i)	by construing references throughout each of the Finance Documents to “this Agreement” or the Loan Agreement (howsoever defined) to the Loan Agreement as amended and supplemented by this Agreement;

(b)	With effect on and from the relevant Effective Date in respect of a Vessel, the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Agreement to be amended as follows:

(i)	the reference in the Assignment in respect of that Vessel to the first priority statutory mortgage of the Owner’s Hong Kong flag Vessel and collateral deed of covenants shall be deleted and replaced by a reference to the first preferred mortgage under the flag of an Approved Flag State;

(ii)	all references to the “Mortgage” (howsoever defined) in respect of a Vessel in any of the Security Documents shall be read and construed as the New Mortgage in respect of that Vessel;

(iii)	all references to the “Assignment” (howsoever defined) in respect of a Vessel in any of the Security Documents shall be read and construed as the New Assignment in respect of that Vessel;

(iv)	by amending the definition of any term defined in any of the Finance Documents (other than the Loan Agreement), to the extent necessary, to reflect the amendments to the Loan Agreement made in this Agreement;

(v)	in respect of the Socrates Effective Date only, the name “OOCL BRITAIN” of the Socrates Vessel and all references thereto shall be amended to “BRITAIN”; and

(vi)	in respect of the Kronos Effective Date only, the name “OOCL NETHERLANDS” of the Kronos Vessel and all references thereto shall be amended to “NETHERLANDS”.

5.3	Documents to remain in full force and effect

The Loan Agreement and all other Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Loan Agreement and the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

5.4	On the relevant Effective Date in respect of each Vessel, the Security Agent shall deliver to the Borrowers, (i) evidence that the relevant Original Mortgage in respect of that Vessel has been discharged and (ii) executed notices of reassignment of any insurances and earnings.

6	FURTHER ASSURANCES

6.1	Borrowers’ obligation to execute further documents etc

The Borrowers shall and shall procure that each of the Security Parties shall:

(a)	execute and deliver to the Security Agent (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Security Agent may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Security Agent may, by notice to such Security Party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances

Those purposes are:

(a)	validly and effectively to create any Encumbrance or right of any kind which the Security Agent intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3	Terms of further assurances

The Security Agent may specify the terms of any document to be executed by any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Lenders consider appropriate to protect its interests.

6.4	Obligation to comply with notice

The relevant Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

6.5	Additional corporate action

At the same time as any Security Party delivers to the Lenders any document executed under Clause 6.1(a), that Borrowers shall procure that that Security Party shall also deliver to the Lenders such evidence as the Lenders may require in relation to the due authorisation and execution by that Security Party of such documentation.

7	EXPENSES

7.1	Indemnities and Fees

The provisions of clause 8 (Indemnities) and clause 9 (Fees) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	NOTICES

The provisions of clause 18 (Notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

9	MISCELLANEOUS

9.1	Counterparts

This Agreement may be executed in any number of counterparts.

9.2	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

10	LAW AND JURISDICTION

10.1	Governing law

This Agreement and any non-contractual obligations arising in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Loan Agreement provisions

The provisions of clause 23 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

This Supplemental & Release Agreement has been duly executed and delivered as a Deed on the date stated at the beginning of this Agreement.

EXECUTION PAGE

BORROWERS

EXECUTED as a DEED	)
by PLATON MARINE LLC	)
acting by Filanthi Katsafadou	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Filanthi Katsafadou

/s/ Pat Skala
Pat Skala
Watson, Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by KRONOS MARINE LLC	)
acting by Filanthi Katsafadou	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Filanthi Katsafadou

/s/ Pat Skala
Pat Skala
Watson, Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by SOCRATES MARINE LLC	)
acting by Filanthi Katsafadou	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Filanthi Katsafadou

/s/ Pat Skala
Pat Skala
Watson, Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

EXECUTED as a DEED	)
by REA MARINE LLC	)
acting by Filanthi Katsafadou	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Filanthi Katsafadou

/s/ Pat Skala
Pat Skala
Watson, Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

LENDERS

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Georgia Asimakopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Georgia Asimakopoulos

/s/ Pat Skala
Pat Skala
Watson, Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Georgia Asimakopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Georgia Asimakopoulos

/s/ Pat Skala
Pat Skala
Watson, Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens - Greece

SECURITY AGENT

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by Georgia Asimakopoulos	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Georgia Asimakopoulos

/s/ Pat Skala
Pat Skala
Watson, Farley & Williams
348 Syngrou Avenue
176 74 Kallithea
Athens – Greece

APPENDIX A

RELEASED FINANCE DOCUMENTS

Appendix A

Released Finance Documents

1.	Hong Kong Ship Mortgage dated 5 December 2011 executed by Platon marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012000407).

2.	Deed of Assignment dated 5 December 2011 executed by Platon Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012000410).

3.	Deed of Covenants dated 5 December 2011 executed by Platon Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012000413).

4.	Hong Kong Ship Mortgage dated 15 December 2011 executed by Rea Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001269).

5.	Deed of Assignment dated 15 December 2011 executed by Rea Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001755).

6.	Deed of Covenants dated 15 December 2011 executed by Rea Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001270).

7.	Hong Kong Ship Mortgage dated 20 December 2011 executed by Kronos Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001257).

8.	Deed of Assignment dated 20 December 2011 executed by Kronos Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001261).

9.	Deed of Covenants dated 20 December 2011 executed by Kronos Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001756).

10.	Hong Kong Ship Mortgage dated 14 December 2011 executed by Socrates Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001263).

11.	Deed of Assignment dated 14 December 2011 executed by Socrates Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001265).

12.	Deed of Covenants dated 14 December 2011 executed by Socrates Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2012001267).

SCHEDULE 1

LENDERS

Lenders	Lending Office

ABN AMRO BANK N.V.	Coolsingel 93 3012 AE Rotterdam The Netherlands

SCHEDULE 2

FORM OF [PLATON] [REA] [KRONOS] [SOCRATES] EFFECTIVE DATE NOTICE

To:	PLATON MARINE LLC

REA MARINE LLC

KRONOS MARINE LLC

SOCRATES MARINE LLC

c/o 3-5 Menandrou Street

145 61 Kifisia

Athens, Greece

Fax: +30 210 8084224

Attn: Legal Department

[●] 2015

Dear Sirs

We refer to the supplemental & release agreement (the “Supplemental Agreement”) dated [●] 2015 made between (i) yourselves as Borrowers, (ii) the banks and financial institutions listed in Schedule 1 thereof as Lenders and (ii) ourselves, as Agent and Security Agent.

Words and expressions defined in the Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Clause 3.1 and 3.2 of the Supplemental Agreement have been fulfilled in respect of the [●] Vessel and that [accordingly] the [Platon] [Rea] [Kronos] [Socrates] Effective Date is [●] 2015.

Yours faithfully

for and on behalf of

ABN AMRO BANK N.V.

COUNTERSIGNED this 15th day of January 2015 for and on behalf of the below company which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this supplemental letter, that it agrees in all respects to the same and that the Security Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement.

GUARANTOR and PLEDGOR

/s/ Georgios Giouroukos
Georgios Giouroukos
Director/Chief Executive Office for and on behalf of
POSEIDON CONTAINERS HOLDINGS INC.

COLLATERAL OWNER

/s/ Filanthi Katsafadou
Filanthi Katsafadou
Attorney-in-Fact for and on behalf of
ZEUS ONE MARINE LLC